Exhibit 99.1

1

2018 Investor Day Agenda 2 Time Speaker & Topic 9:00 a.m. NYSE – Welcome & Ceremony Continental Breakfast 9:30 a.m. NYSE – Opening Bell 9:45 a.m. Susie A. Choi , Investor Relations Introductions, Agenda, and Moment for Safety 9:50 a.m. Scott Salmirs, President and Chief Executive Officer 2020 Vision - Making History 10:10 a.m. Scott Giacobbe, Chief Operating Officer Understanding the New ABM 10:45 a.m. Break 10:55 a.m. Dave Goodes , Chief Human Resources Officer Strength Through our People 11:15 a.m. Anthony Scaglione , Chief Financial Officer Driving our Future / Financial Outlook 11:50 a.m. Scott Salmirs , President and Chief Executive Officer Closing 12:00 p.m. Q&A

Safe Harbor Statement Cautionary Statement under the Private Securities Litigation Reform Act of 1995 4 Our Investor Day presentation and discussions during our Investor Day presentation contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements are based on the current beliefs and expectations of the management of ABM Industries Incorporated and are subject to significant risks and uncertainties . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : (1) we may not realize the growth opportunities and cost synergies that are anticipated from the acquisition of GCA Services Group (“GCA”) ; (2) we have incurred a substantial amount of debt to complete the acquisition of GCA, and to service our debt we will require a significant amount of cash ; (3) changes in our businesses, operating structure, financial reporting structure or personnel relating to the implementation of our 2020 Vision, may not have the desired effects on our financial condition and results of operations ; (4) our success depends on our ability to gain profitable business despite competitive pressures and on our ability to preserve long - term client relationships ; (5) our business success depends on our ability to attract and retain qualified personnel and senior management ; (6) our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; (7) our international business involves risks different from those we face in the United States that could have a negative effect on our results of operations and financial condition ; (8) unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; (9) we insure our insurable risks through a combination of insurance and self - insurance and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates of ultimate insurance losses that could result in a material charge against our earnings ; (10) our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; (11) impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; (12) changes in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; (13) our business may be materially affected by changes to fiscal and tax policies and negative or unexpected tax consequences could adversely affect our results of operations ; (14) we could be subject to cyber - security risks, information technology interruptions, and business continuity risks ; (15) a significant number of our employees are covered by collective bargaining agreements which could expose us to potential liabilities in relationship to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activity and union - organizing drives ; (16) if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results, investors’ perceptions, and the value of our common stock ; (17) our business may be negatively impacted by adverse weather conditions ; (18) catastrophic events, disasters, and terrorist attacks could disrupt our services ; and (19) actions of activist investors could disrupt our business . The list of factors above is illustrative and by no means exhaustive . Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10 - K for the year ended October 31 , 2017 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports) . We urge you to consider these risks and uncertainties in evaluating our forward - looking statements . We caution you not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

Non - GAAP Financial Information 5 The presentations and discussions during our Investor Day include references to certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (GAAP) . These adjustments have been made with the intent of providing financial measures that give management and investors a better understanding of the underlying operational results and trends as well as ABM’s marketplace performance . The presentation of these non - GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America . Reconciliations of non - GAAP financial measures that may be discussed to the most directly comparable GAAP financial measure can be found at the end of this presentation and in supplemental material posted to the investor relations section of our website at www . abm . com .

2020 Vision Making History 6 Scott Salmirs President & Chief Executive Officer

7 From 1909 to Today…

Growth to $6B+ Janitorial 2007 A v ia ti on Hea l th c are 2012 Lighting M e c ha ni c al Electrical 2010 Janitorial (UK) 2014 Sold Security business 2015 Technical Solutions (UK) Sold G overn m e n t business 2017 Education and Commercial 2017 2015 $3B $6B 8 *Dates based on calendar year

Services We Perform Energy Solutions HVAC, Central Plants, Lighting and Controls EV Charging Stations 24/7/365 Facility Operation Energy Audits & Optimization Infrastructure Upgrades Building Cleaning & Maintenance Green Cleaning and Recycling Services Hard Surface Floor & Carpet Care Clean Room and GMP Cleaning Staffing and Specialty Services Janitorial Parking & Transportation On and Off - Street Parking Management Shuttle and Transportation Services Valet Parking and Special Event Services Repairs, Replacements and Upgrades Predictive and Preventative Maintenance Low to High - Voltage Testing Electrical Engineering and Commissioning Chiller Services Mechanical Systems Operations Electrical & Mechanical Aviation Services Aircraft Interior & Exterior Cleaning Cargo Services Terminal Cleaning Wheelchair Assistance Ambassador Services Queue/Lobby Management Landscape & Turf Landscape and Grounds Maintenance Golf Course Maintenance and Renovations Athletic and Sports Field Maintenance Irrigation Maintenance & Management Exterior Pest & Fertility Management Building Technical Administration Mail, Logistics & Print Room Furniture Movement Supplier Management Reception & Switchboard/Help Desk Audio Visual 9

Unparalleled Clientele 10

2015: An Organizational Structure That Did Not Meet Our Clients’ Needs Multiple service lines MW | NE | W | SC B E SG Ot h er O n si t e ABES (Tech Svcs) BESG Govt BESG Healthcare A v iation 11 Passenger Services Facility Services

2015: An Inefficient Operating Framework 14 accounting centers No central procurement Inconsistent IT approach No operating leverage ‒ 12 ‒ ‒ ‒

2015: The Start of Our 2020 Vision Journey 13 FY2015 Revenue $4.9B Adj. EBITDA Margin 3.8% Market Cap $1.6B Cash Returned to Shareholders (Past 3 Years) $155M FY15 adjusted EBITDA margin recast to reflect insurance reset and bonus accrual reversal from fiscal 2015 Cash Returned to Shareholders calculated as dividends plus share repurchases

Today: 2020 Vision Reorganization y tr s u d In & B us in es s A via t i o n E du ca ti o n He a lth c a r e Technology & Manufacturing Business & Industry Technical Solutions 14 Shared Services, Support Functions

Today: 2020 Vision Process Improvements Underway Shared Services in Houston Centralized procurement initiative Strategic investments in cloud - based HRIS, CRM, Financial Analytics The ABM Way (SOPs) 15

Today: 2020 Vision Progress 16 FY2015 FY2017 2 - Year Change Revenue $4.9B $5.5B +12% Adj. EBITDA $ % of Revenue $185 3.8% $237 4.3% +28% Market Cap $1.6B $2.4B +50% Cash Returned to Shareholders (Prior 3 Years) $155M $198M +28% FY15 adjusted EBITDA margin recast to reflect insurance reset and bonus accrual reversal from fiscal 2015 Cash Returned to Shareholders calculated as dividends plus share repurchases

WHO ARE WE TODAY? These accomplishments were possible through strong teamwork… some of who you’ll hear from today. Management Team Scott Salmirs President and Chief Executive Officer Scott Giacobbe Chief Operating Officer D. Anthony Scaglione Chief Financial Officer Andrea Newborn General Counsel and Corporate Secretary Dave Goodes Chief Human Resources Officer Cary Bainbridge Chief Marketing Officer Anthony Piniella Chief Communications Officer Andy Donnell Chief Innovation Officer 17

Understanding The New ABM 18 Scott Giacobbe Chief Operating Officer

First 100 Days Accelerate and Scale Best Practices Underscore Differentiation Leverage Cross - Selling/Up - Selling Commit to Results & Growth STRENGTHS OPPORTUNITIES 2020 Vision Excitement Core Capabilities & Unique Solutions Client Loyalty Leadership Focus 19

Alignment of Key Priorities Client Focused — Exceed Expectations — Build Loyalty — Underscore Ease of Doing Business — Leverage Technology Engaged People — Recruit – Onboard – Retain — Recognize & Rewa rd Achievement — Support Leadership Development — Become the Employer of Choice The ABM Way — Account Planning — Labor Management — Safety & Risk — Manager Development Grow ABM — Establish a Sales Culture — Cross - S ell & Up - Sell — Pursue National Accounts — Track Performance Scorecards 20

Strategically Focused on Industries Where We Can Win 21

Business & Industry Enhancing the workplace experience through end - to - end solutions Market Size $100B Sources: US Dept of Commerce, US Dept of Energy, CoStar, First Research; Internal Company Data ABM Business & Industry: Approx. Revenue Size $ 2 .8B E m plo y ee s 5 0 ,0 0 0+ Fortune 500 ABM clients 5 0% + Sports & Entertainment events serviced 4, 0 0 0 + Commercial properties serviced (sq. ft.) 1 B + 22

15% 70% 15% Business & Industry: Services We Offer ~$2.8b IFS & Facilities Engineering (15%) − Facility Operations & Maintenance − Central Plant Operations & Maintenance − Mechanical Maintenance − Total Facility & Spend Management Parking & Transportation (15%) − Shuttle & Transportation Services − Valet Parking & Special Event Services − On & Off - Street Parking Management Janitorial (70%) − General Maintenance − Cleaning & Recycling Services − Carpet & Floor Care − Staffing & Specialty Services 23

MARKET TRENDS COMPETITIVE LANDSCAPE Predominantly outsourced market 3rd party, multi - tenant facilities continue to prioritize cost Owner - occupied and owner - managed facilities focus on employee/ tenant experience Innovation on the horizon (i.e. Internet of Things) Smaller, regional service providers Single service providers Global IFS companies Business & Industry: Industry Dynamics 24

Focus on standardization, account planning and safety The ABM Way Optimize margin profile through efficiencies Operating Contrib u ti o n Focus on healthy organic growth Gr o w th Business and Industry: Long - Term Strategic Priorities to Win − Continue to deploy standard operating practices throughout business, and increase usage in account planning, labor management and safety − Target growth in margin - accretive industry segments − Leverage IFS capabilities to expand services in existing accounts − Focus on targeted growth of Parking business − Expand tag work with the ‘Tag Pricer’ Goals Priorities Strategy − Leverage volume to increase profit dollars through labor management, equipment and technology, producing strong cash flow and earnings 25

ABM in Education: Approx. Revenue Size $800M E m plo y ee s 2 5 ,0 0 0+ K - 12 schools cleaned annually (sf) 5 0 0M+ Higher Education campuses serviced 150+ Reduced avg. energy use in schools we serve 2 9 % Market Size $25B Source: Parthenon Analysis; Internal Company Data; NCES; IPEDS Education Enhancing the learning environment through end - to - end solutions 26

5% 95% Education: Services We Offer ~$800m Other (5%) — Facility Operations — Grounds Maintenance — Plumbing Janitorial (95%) — Custodial Services — Recycling Services — General Maintenance — Carpet & Floor Care — Staffing & Specialty Services 27

MARKET TRENDS COMPETITIVE LANDSCAPE Aging infrastructures and budget pressures are driving increased desire to outsource Sustainability and technology continue to be a focus Food - based service providers Local and regional companies Education: Industry Dynamics 28

Establish standard operating procedures The ABM Way Operating Contribution Leverage GCA to drive higher organic growth Gr o w th Education: Long - Term Strategic Priorities to Win − Leverage GCA playbook and establish/standardize best practices to drive margin (e.g. labor) − Establish account plans and client business review process − Expand o rganic growth and margin through cross - selling and standardized practices across combined entity − Establish post - acquisition strategy as the “Industry Leader” − Focus on cross - selling of Technical Solutions in key markets Pursue greater growth and margin opportunity Goals Priorities Strategy 29

Market Size $ 4 5B+ ABM in Aviation: Approx. Revenue Size $1B US/UK Employees 2 5 ,0 0 0+ Serving Airports Globally 100+ Aircrafts Cleaned Annually 1M+ Annual Wheelchair Requests 5M+ Airport Operations Bus Fleet 8 0 0+ Source: ACI, First Research, Grandview 30 Aviation Enhancing the passenger experience through end - to - end solutions

55% 30% 10% 5% Aviation: Services We Offer ~$1B Janitorial (10%) — Cleaning & Recycling Services — General Maintenance — Carpet & Floor Care Facilities Engineering (5%) — Mechanical Maintenance — Plumbing, Carpentry & Locksmith — Facility Operations & Maintenance — Central Plant Operations & Maintenance Parking & Transportation (30%) — Parking Management — Valet Parking — Ground Transportation & Taxi Dispatch — Shuttle & Busing Services — Mobile Phone & Web - based Solutions Airport/Airline Services (55%) — Passenger/Wheelchair Services — Cabin Services — Baggage Services — Travel Retail — Catering Services — Cargo/Security — Warehouse/Ramp 31

Aviation: Industry Dynamics MARKET TRENDS COMPETITIVE LANDSCAPE Predominantly outsourced market Increasing focus on passenger experience Emerging innovations to drive traffic Smaller, regional airline service providers Single service providers Global IFS companies 32

Differentiate service lines through standardization The ABM Way Operating Contrib u ti o n Increase market share by expanding domestic and global density Gr o w th Aviation: Long - Term Strategic Priorities to Win — Establish best - in - class service lines through SOPs — Reduce safety & risk claims — Optimize labor through technology — Support fixed cost infrastructure through scale — Leverage parking business to produce strong cash flow and earnings — Capitalize on existing domestic presence for cross - selling in key airports — Build on UK presence to expand airline client and service portfolio Optimization through efficiencies Goals Priorities Strategy 33

Market Size $20B ABM Technology & Manu f act u ring: Approx. Revenue Size $900M E m plo y ee s 2 0 ,0 0 0+ Technology clients serviced (sf) 8 0 M+ U.S. Nuclear Power Stations serviced 25% Data Centers maintained (sf) 35 M+ Technology & Manufacturing Enhancing innovation through end - to - end solutions 34 Source: Boston Consulting Group; Internal Company Data

80% 20% Technology & Manufacturing: Services We Offer ~$900M Facility Services (20%) − Facility Operations & Maintenance − Mechanical Maintenance − Supplier Management − Office/Mail Services Janitorial (80%) − General Maintenance − Cleaning & Recycling Services − Clean Room and Specialized Facility Cleaning − Sanitation Services − Managed Staffing − Landscape & Grounds 35

Technology & Manufacturing: Industry Dynamics MARKET TRENDS COMPETITIVE LANDSCAPE Greater demand for onsite presence Increasing demand for Integrated Facilities Services Increased focus on modernization and compliance National and regional facility service providers Engineering and construction firms 36

Establish and deploy standard operating procedures The ABM Way Focus on high - growth segments and optimize efficiencies Operating Contribution Accelerate organic growth through targeted sub - segments Gr o w th Technology & Manufacturing: Long - Term Strategic Priorities to Win − Post - acquisition establishment of standard operating procedures − Identify the ABM Way leadership to accelerate deployment and compliance − Establish post - acquisition, new operational structure to build strong growth culture and sales pipeline − Identify & execute cross selling initiatives − Focus training on growth − Leverage systems and processes to accelerate growth and identify optimization opportunities 37 Goals Priorities Strategy

Market Size $ 2 0B+ ABM Healthcare: Approx. Revenue Size $275M E m plo y ee s 5, 0 0 0 + Hospitals & Medical offices serviced 300+ and 700+ Cars parked annually 22 .8M+ Healthcare space cleaned (sf) 125M Laundry processed annually (lbs.) 15 M+ Healthcare Enhancing the patient experience through end - to - end solutions 38 Source: Boston Consulting Group; Internal Company Data

85% 15% Healthcare: Services We Offer ~$275M Technical Services (15%) − Facility Management − Healthcare Technologies (Clinical Engineering) Patient Experience Services (85%) − Environmental Services − Food & Nutrition Services//Senior Dining − Patient Transportation − Laundry/Linen − Parking/Valet/Shuttle 39

Healthcare: Industry Dynamics MARKET TRENDS COMPETITIVE LANDSCAPE Consolidation among large acute care hospital systems Non - acute segment continues to grow Traditional competitors rooted in nutrition services Nutrition - led, global facilities services providers Non - acute, smaller regional specialty healthcare service providers Single service providers 40

Capitalize on efficiencies through scale The ABM Way Drive growth and optimize efficiencies Operating Contribution Target growth as a niche player Gr o w th Healthcare: Long - Term Strategic Priorities to Win − Customize standard operating procedures to unique Healthcare environment − Focus on efficiencies through labor management − Drive safety compliance − Target growth at smaller to mid - size hospital systems and University systems − Expand market share in emerging non - acute markets in select regions − Establish account planning to target the right renewals and expansions − Drive safety results 41 Goals Priorities Strategy

Technical Solutions

Providing end-to-end solutions

Market Size

$100B



Aviation
Education
Healthcare
US
UK
International Franchises

Supported by financial solutions

ABM Technical Solutions:

Approx. Revenue Size
$450M

Employees
1,000+

Service and maintain heating and cooling systems
78,000+

Installed EV Charging ports across the U.S.
8,000+

Reduced clients' avg. energy use by
23%

- Controls
- Water Conservation
- Solar Energy Solutions
- Acceptance Testing
- Electrical Solutions
- Mechanical Solutions
- Lighting Solutions
- Pre/Pro Maintenance
- Guaranteed Energy Savings
- Battery Technology
- EV Charging

Sources: Boston Consulting Group, TechNavio, Internal Company Data

42

ABM Building Value

Technical Solutions: Services We Offer

Mechanical & Energy (65%)
- Preventive & Proactive Maintenance
- Repairs, Retrofits & Replacements
- Guaranteed Energy Saving Programs
- Energy Efficient Solutions
- Sustainable Solutions

Franchising (5%)
- Proven Selling, Training, & Operational Systems
- Premier Franchisor for Mechanical & Electrical companies
- 269 locations across 18 countries
- Support 1,000+ Service Techs & 550+ Sales Reps


~$450M
65%
15%
15%
5%

Electrical & Lighting (15%)
- Repairs, Replacements, & Upgrades
- High Efficiency Lighting Improvements
- Predictive & Preventive Maintenance
- Electrical Engineering & Commissioning

Power (15%)
- Reliability Testing
- EV Charger Installation & Services
- Acceptance Testing
- Preventive Maintenance
- Facility System Risk Assessment

DELTA | WRIGHT STATE UNIVERSITY | ArnotHealth Arnot Ogden Medical Center | Microsoft

ABM Building Value

43

Drive sales through engaged people Expand growth The ABM Way Operating Contribution Gr o w th Technical Solutions: Long - Term Strategic Priorities to Win − Focus on employee engagement to attract talent and retain talent to support sales culture − Continue driving safety culture − Target expansion in high potential Industry Groups and key regions − Optimize efficiencies through employee retention and safety & risk Accelerate growth and maintain strong margin profile − Invest in salespeople to build pipeline − Identify and target cross - sell opportunities among legacy ABM clients and post - acquisition Education market Goals Priorities Strategy 44

Sum m ary Sales – Organic Growth Leverage Enterprise & Unique Offerings Implement Standard Operating Practices Technology Leadership The People Business 45

46

Strength Through Our People 47 Dave Goodes Chief Human Resources Officer

ABM Has ~130K+ Employees Source: ABM internal employee data UK 5 ,5 00 48 WA 3 ,0 36 OR 1 ,0 58 CA 19 ,5 83 ID 590 NV 1 ,1 74 UT 621 WY 140 MT 50 CO 1,991 ND 19 SD 56 NE 465 NM 182 KS 386 AZ 2 ,6 45 TX 16 ,1 85 AK 205 HI 480 GA 8 ,0 00 PR 2 ,4 14 OK 822 IA 924 MO 868 AR 425 LA 602 MS 774 AL 1 ,1 59 MN 2 ,7 83 WI 1 ,4 81 MI 2 ,6 92 IL 8 .0 78 OH 2 ,8 45 PA 3,001 IN 943 WV 113 VA 3,437 NC 2 ,7 38 KY 1 ,3 65 TN 3 ,6 94 NY 3 194 ME 22 VT NH MA CT 10 ,8 79 1 ,8 59 1,362 594 RI NJ 261 MD 3,988 1,283 DE SC 1 ,9 76 FL 7 ,2 40

Labor Trends Differ on National and Local Level We have historically navigated federal policy changes and national labor trends National Local Local trends can be more impactful than federal and national trends NATIONAL LANDSCAPE Lower unemployment Immigration reform Strong economy 49 LOCAL LANDSCAPE Changing labor policies Higher minimum wage Differences by region (i.e. unemployment, unions, etc.)

Large Union Presence Business & Industry Lower Wage Healthcare Increa s ing Demand for Skilled Workforce Technical Solutions CHALLENGE Industry Group Dynamics Exist for Labor Increa s ing Demand for Skilled Workforce Technology & Manufacturing Industry Group dynamics underscore the need for best - in - class technology and efficient systems Complex TSA Clearance Aviation Longer Cycle Background Check Education 50

We Are Better Equipped to Address Labor Under our 2020 Vision Reduce time to hire Drive productivity earlier on from candidates Reduces administration tasks and time due to digitization (mobile/text vs. paper) Job Align Centralizes and streamlines application process tied to Industry Group and client needs Sterling Talent Solutions Faster and more efficient pre - employment screening Oracle HCM Best - in - class, cloud - based HRIS system 51

Improving Employee Engagement Role clarity Career management Performance management Networks Reward Work en v iron m ent Organiza t i onal values Engagement driver A B M ’ S C U LT U R E , P R O G R A M S A N D P R O C E S S E S 53

2020 Vision: HR Priority Enablers to achieve our 2020 Vision Objectives — Scale to stay ahead of market dynamics — Best - in - class HR processes — Tools and technology — Fully engaged workforce 54

Driving our Future 54 D. Anthony Scaglione Chief Financial Officer

Supporting the New ABM and Driving our Future FINANCE — Incentive Alignment — Capital Allocation SHARED SERVICES — Centralized Back Office Operations — Focus on End - to - End Process PROCESS — Procurement — Safety & Risk TECHNOLOGY — Customer Relationship Management (CRM) — Proprietary vs. Third Party Tools 55

Financial Incentives to Drive Behavior

FINANCE | SHARED SERVICES | PROCESS | TECHNOLOGY

BUILDING A PAY-FOR-PERFORMANCE CULTURE

Executive Alignment

- Organic Growth
- Adj. EBITDA
- ROIC
- Safety

Industry Group & Corporate Alignment

- Organic Growth
- Gross Profit
- Adj. EBITDA
- Safety

Field Alignment

- Account Planning
- Gross Profit
- Safety

FY2015 – 2016 | FY2016 – 2017 | FY2018+

57

ABM Building Value

EXCESS CAPITAL Excess capital to shareholders and exploration of M&A Prioritized Capital Allocation Framework ORGANIC INVESTMENTS Investments to support our core business, driving profitable organic growth LEVERAGE Utilize FCF to deleverage while continuing dividend policy FINANCE 57 PROCESS SHARED SERVICES TECHNOLOGY

Establishing a Shared Services Center — Non - Dedicated Resources — Poor Job Mobility — Multiple Invoice Templates — Costly Methods of Payroll — Disparate Processes — Singular Focus — Career Pathing — Standardized Templates — Consistent Processes — More Efficient — One TEAM Billing Payroll Accounts Payable Accounting (e.g. transactions) Shared Services Center Functions Scattered in the Field FINANCE PROCESS SHARED SERVICES TECHNOLOGY 58

FINANCE | SHARED SERVICES | PROCESS | TECHNOLOGY

Further Optimizing the Shared Services Center

#	Process	Description	Steps						
1	Lead-to-sale	How we identify, qualify and win customers	Identify leads	Segment, target & qualify leads	Develop leads	Walk the site	Develop the bid / pricing	Close the sale	
2	Quote-to-cash	How we perform to contract and get paid	Quote, agree & sign the contract	Job setup	Perform the work	Grow the account	Record time and costs	Invoice billing	Receive payments
3	Source-to-pay	How we buy the supplies and services we need	Find and contract with vendors	Onboard vendors	Place orders	Receive orders & make payments	Manage vendors	Renew, replace, remove vendors	
4	Hire-to-retire	How we recruit and manage labor	Attract and screen talent	Hire and onboard	Manage staff	Pay staff	Develop staff	Manage staff exits	
5	Record-to-report	How we track & report performance	Maintain chart of accounts	Reconcile and adjust	Close G/L	Financial review	External reporting		

Initial focus areas

59

ABM. Building Value

A Multi - Year Procurement Process with Increasing Benefits 2016 2017 2018 2019 2020 Phase 4 Scenario analysis, procurement portfolio optimization, risk mitigation Integrated metrics, SPM – Supplier Supplier development Phase 3 Performance Management and collaboration Technology integration - Esourcing/PtP/JDE Supplier segment Implement professional standards, and rationalize Phase 2 S certification & career planning Standardized Budget & spend forecasting pend visibility processes Assess PtP Technology and analysis Phase 1 Build organization with metrics and roadmap Identify opportunities for leveraging scale and standardization Define the sourcing and procurement strategy World - class Procurement function across all Verticals FINANCE 60 PROCESS SHARED SERVICES TECHNOLOGY

Measurable Accountability — Enhanced accountability program for WC; new programs for GL and AL — Portion of incentive compensation Safety and Risk performance Market - based Assessments — Exposure modification program Professional Onboarding and Training — Aligned cross - functional objectives with Operations, Human Resources, and Legal — Institution of daily best practices (i.e. “Moment for Safety”) Risk and Safety Culture From the CEO to our front - line employees, we are committed to “walking the risk and safety talk.” Every day. Risk & Safety FINANCE PROCESS SHARED SERVICES TECHNOLOGY 61

Evolving Technology to Support the New ABM FINANCE PROCESS SHARED SERVICES TECHNOLOGY C a pex Opex New ABM 62

I N T R O D U C I N G T H E TA G P R I C E R Internal Development of Tools Unique to ABM Send proposal to client Scope, cost, price new TAG Create work order for billing Manage TAG pipeline FINANCE 63 PROCESS SHARED SERVICES TECHNOLOGY

-

Evolving Technology to Support the New ABM FINANCE PROCESS SHARED SERVICES TECHNOLOGY C a pex Opex New ABM 65

Financial Outlook 66 D. Anthony Scaglione Chief Financial Officer

Fiscal 2018 Outlook (Pre - Tax Reform) 67 Metric Amount Income from Continuing Operations per Diluted Share¹ $1.33 - $1.43 Adjusted Income from Continuing Operations per Diluted Share¹ $1.70 - $1.80 Depreciation $50m - $60m Amortization* $60m - $70m Interest Expense $50m - $53m Capital Expenditures $55m - $65m Adjusted EBITDA Margin 5.3% to 5.5% 1 With the exception of the 2018 Work Opportunity Tax Credits and ASU 2016 - 09, this guidance does not include any potential benefits associated with certain other discrete tax items and other unrecognized tax benefits. * Amortization increasing significantly in FY18 due to the acquisition of GCA Services Group with an anticipated EPS impact of approximately $0.40.

Tax Reform Update 68 ¹ This guidance does not include any potential benefits associated with certain other discrete tax items and other unrecognized tax benefits including WOTC and ASU 2016 - 09. Current FY18 Outlook (Pre - Tax Reform) Amount Current Tax Rate 1 38% - 40% Preliminary Assessment of New Tax Legislation in FY18 Amount Potential Revised Tax Rate 1 28% - 30% Potential Impact to Current Outlook for GAAP Income from Continuing Operations per Diluted Share $0.40 - $0.50 Potential Impact to Current Adjusted Income from Continuing Operations per Diluted Share $0.28 Incremental Cash Benefit Associated with Lower Effective Tax Rate $12m - $17m

GCA Integration Update 1 ‘Other’ represents Aviation and Healthcare Industry Groups B&I 15% 69 EDUC A TI O N 60% T&M 20% O T H ER¹ 5% Approximate Revenue Mapping PROGRESS TO DATE - Remapped operations to new Industry Group format - Targeted organizational realignment by end - Q1/early - Q2 - Initiated rebranding of GCA to ABM - Aligned on systems and back - office convergence - Net synergies: $20m - $30m by Year 2

Fiscal 2018 – Preliminary Segment Structure 71 SEGMENT DESCRIPTIONS B&I B&I, our largest segment, encompasses janitorial, facilities engineering, and parking services for commercial real estate properties, and sports and entertainment venues. Aviation Aviation includes services supporting airlines and airports ranging from parking and janitorial to passenger assistance, catering, air cabin maintenance, and transportation. Education Education provides custodial, landscaping and grounds, facilities engineering, and parking services for public school districts, private schools, colleges, and universities. T&M T&M combines our Industrial & Manufacturing (“I&M”) business, which was previously included in our B&I segment, with our High Tech industry group . Services include janitorial, facilities engineering, and parking services for clients in these industries . Technical Solutions Technical Solutions provides specialized mechanical and electrical services. These services can also be leveraged for cross - selling across all of our industry groups, both domestically and internationally. Healthcare Services in the healthcare industry group include janitorial, environmental services, facilities management, clinical engineering, food & nutrition, laundry & linen, parking & guest services, and patient transportation at traditional hospitals and non - acute facilities.

Diversified Portfolio with Differing Profit Profiles 45% 25% 10% 20% Fixed Price Cost - Plus Management Reimbursement Project - based 72

Fiscal 2018 – Preliminary Segment Structure 73 Segment FY17 Revenues 1 FY18 Operating Profit Margin %² Business & Industry ~ $2.8B low 5% Aviation ~ $1.0B mid 3% Education ~ $800M low 5% Healthcare³ ~ $275M low 5% Technology & Manufacturing ~ $900M low 8% Technical Solutions ~ $450M high 8% ($ in millions) 1 Based on GCA contribution on TTM basis as of October 2017 2 Operating profit includes acquisition - related amortization stemming from GCA. 3 Currently evaluating the remapping of Healthcare based on business attributes

Reaching Our 2020 Vision Over FY19 - FY20 73 ORG. REVENUE ADJ. EBITDA % ADJ. EPS GDP+ +50bps - 60bps Expansion Mid - Teens Growth ANNUAL FCF CONVERSION ~40% - 50% of Adj. EBITDA LEVERAGE ~2.5x to ~3.0x

Key Takeaways Leading market positions and technical know - how underpin durable growth; overall business conditions in our served markets remain strong Fragmented competitive landscape provides significant opportunity for organic and acquisitive growth potential Focused business development and structural improvements are designed to drive market share gains and ongoing margin expansion Strong free cash flow and benefits of tax reform will be deployed to de - leverage the balance sheet Management team fully aligned with key revenue and profitability objectives 74

Closing 75 Scott Salmirs President & Chief Executive Officer

Looking Beyond 2020 Diversified end markets and contract structures, along with a balanced array of services provide visibility and resilience to changes in the macro environment In each of our chosen verticals, there is substantial runway to capture incremental revenue growth, pairing organic opportunities with an accelerated acquisition program Earnings per share growth to continue to significantly outpace revenue growth, thanks to more favorable services mix and ongoing cost savings Strong balance sheet will provide important financial flexibility to continue to invest in growth initiatives 76

Q&A 77

Appendix 78 Unaudited Reconciliation of Non - GAAP Financial Measures

Unaudited Reconciliation of non - GAAP Financial Measures ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES RECONCILIATIONS OF NON - GAAP FINANCIAL MEASURES (UNAUDITED) ($ in millions) Reconciliation of Income from Continuing Operations to Adjusted Income from Continuing Operations Income from continuing operations $ 78 . 1 $ 54.1 Items impacting comparability(a) Prior year self - insurance adjustment(b) 22 . 0 38 . 9 U.S. Foreign Corrupt Practices Act investigation(c) ( 3 . 2 ) 0 . 2 Restructuring and related(d) 20 . 9 11 . 7 Acquisition costs 27 . 0 0 . 9 Litigation and other settlements 12 . 9 8 . 1 CEO/CFO change (f) - 4 . 6 Rebranding - 0 . 7 Onsite realignment - 1 . 2 Impairment recovery ( 18 . 5 ) - Total items impacting comparability 61 . 0 66 . 3 Income tax benefit(e)(g) ( 37 . 2 ) ( 27 . 5 ) Items impacting comparability, net of taxes 23 . 8 38 . 8 Adjusted income from continuing operations $ 101 . 9 $ 92.9 Years Ende d October 31, 2017 2015 (a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non - recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company. (b) Represents adjustments to our self - insurance reserve for general liability, workers’ compensation and automobile claims related to prior period accident years . Management believes these prior period reserve changes do not illustrate the performance of the Company’s normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company 's outside actuary to take into consideration past history and current costs and regulatory trends . Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations. However, since these prior period reserve changes relate to claims that could date back many years , current management has limited ability to influence the ultimate development of the prior year changes . Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year ’s operational performance. The Company believes the exclusion of the self - insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability. (c) FY17 represents reimbursement of previously expensed legal and other costs incurred in connection with an internal investigation into a foreign entity affiliated with a former joint venture partner. (d) Represents costs for 2020 Vision Transformation Initiative, net of the reversal of certain share - based compensation costs. (e) The Company's tax impact is calculated using the federal and state statutory rate of 40.7% for YTD FY17, and 41.4% for YTD FY15. The tax impact of the impairment recovery and gain on sale related to the Company ’s Government Services business was calculated using a 39.0% tax rate for all periods presented. We calculate tax from the underlying whole - dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding. (f) Represents severance and other costs related to the departure of our former CEO and CFO. (g) FY 17 YTD includes a tax benefit of $14.6M related to expiring statute of limitations and $2.6M tax charge related to non - deductible acquisitions costs. 79

Unaudited Reconciliation of non - GAAP Financial Measures ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES RECONCILIATIONS OF NON - GAAP FINANCIAL MEASURES (UNAUDITED) ($ in millions) $ $ 3.8 61.0 74.3 8.8 ( 0 . 4 ) 19.2 76.3 66.3 ( 22 . 2 ) 18.3 - 10 . 2 57.1 206.0 (20.8) Reconciliation of Net Income to Recasted Adjusted EBITDA Net income Items impacting comparability Net loss (income) from discontinued operations Income tax provision Interest income from energy efficient government buildings(h) Interest expense Depreciation and amortization Adjusted EBITDA EBITDA recast adjustment to reflect insurance reset and bonus accrual reversal Recasted adjusted EBITDA 70.1 236.7 - $ 236.7 $ 185.2 Years Ende d October 31, 2017 2015 (h) Adjusted EBITDA does not include interest income for certain long term energy contracts, in which case a gross up of both interest income and interest expense is being recorded. 80

Unaudited Reconciliation of non - GAAP Financial Measures ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES 2018 GUIDANCE (Excluding 2017 Tax Reform Act impact) Reconciliation of Estimated Income from Continuing Operations per Diluted Share to Estimated Adjusted Income from Continuing Operations per Diluted Share Low Estimate High Estimate Income from continuing operations per diluted share (a) Adjustments (b) Adjusted Income from continuing operations per diluted share (a) $ 1.33 0 . 3 7 $ 1.70 $ 1.43 0 . 3 7 $ 1.80 2018 GUIDANCE (Including 2017 Tax Reform Act impact) Reconciliation of Estimated Income from Continuing Operations per Diluted Share to Estimated Adjusted Income from Continuing Operations per Diluted Share Low Estimate High Estimate $ 1 . 3 3 $ 1 . 4 3 0.40 0.50 1 . 9 3 0 . 4 5 ( 0 . 30 ) Previously announced Income from continuing operations per diluted share (a) Impact from 2017 Tax Reform Act change in federal tax rate and one - time related items Revised Income from continuing operations per diluted share Adjustments (b) Deduct impact from 2017 Tax Reform Act one - time items Adjusted Income from continuing operations per diluted share (a) 1 . 7 3 0 . 4 5 ( 0 . 20 ) $ 1 . 9 8 $ 2 . 0 8 Year Ending October 31, 2018 (a) With the exception of the 2018 Work Opportunity Tax Credits and ASU 2016 - 09, this guidance does not include any potential benefits associated with certain other discrete tax items and other unrecognized tax benefits. (b) Adjustments include costs associated with the Company's strategic review and realignment, acquisition - related integration and transaction costs, legal settlements, adjustments to self - insurance reserves pertaining to prior year's claims and other unique items impacting comparability . Year Ending October 31, 2018 81

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